UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 28, 2010

Casey’s General Stores, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34700

Iowa	42-0935283
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Convenience Blvd.

P.O. Box 3001

Ankeny, IA 50021

(Address of principal executive offices, including zip code)

(515) 965-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 28, 2010, Casey’s General Stores, Inc. issued a press release and distributed a communication to its employees. Copies of the press release and communication are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued by Casey’s General Stores, Inc., dated July 28, 2010.

99.2	Employee communication, dated July 28, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY’S GENERAL STORES, INC.

Date: July 28, 2010	By:	/S/ WILLIAM J. WALLJASPER
William J. Walljasper
Senior Vice President and Chief Financial Officer

Exhibit Index

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press release issued by Casey’s General Stores, Inc., dated July 28, 2010.

99.2	Employee communication, dated July 28, 2010.